                                  EXHIBIT 99.1

         S1 CORPORATION ANNOUNCES SECOND QUARTER 2003 FINANCIAL RESULTS

                 DEMONSTRATES CONTINUED PROGRESS WITH ENTERPRISE

Atlanta, GA August 5, 2003 -- S1 Corporation (Nasdaq:SONE), a leading global provider of Enterprise software solutions, today announced financial results for its second quarter ended June 30, 2003.

         - Revenue for the quarter ended June 30, 2003 was $67.7 million, an increase of 3% compared with the quarter ended March 31, 2003, and compared with previous guidance of $65 - $67 million.

         - The Company reported a net loss of $6.4 million, or ($0.09) per share, which included a ($0.12) restructuring charge related to a number of cost-cutting initiatives. The second quarter loss compares to a net loss of $29.3 million, or ($0.42) per share, for the quarter ended March 31, 2003. The Company's guidance for the second quarter was a net loss of ($0.03) to ($0.05) per share.

         - Second quarter gross margin was 53% as compared with 50% for the quarter ended March 31, 2003.

         - The Company signed nine new Enterprise customer contracts during the quarter at an average sales price of $800,000 and 67 new single-channel customer wins and over 200 cross-sales.

"Our results for the second quarter demonstrate the progress we are making with our overall transition at S1, as well as the continued momentum with our Enterprise strategy. During the first half of 2003, we were able to accelerate many of our key cost alignment initiatives, resulting in a reduction in our annual expense run rate of over $30 million in 2004. In addition, our Enterprise solutions continued to show progress with the signing of nine new Enterprise contracts during the second quarter and July delivery of the latest release, S1 EP 2.0, to the market. Our balance sheet continues to be strong, with $138 million in cash and short term investments, and no debt."

The Company signed 67 new financial institution customers and completed over 200 cross-sales to the Company's existing customer base of approximately 4,000 financial institutions during the second quarter.

FINANCIAL GUIDANCE

S1 provided updated revenue and EPS guidance for Q3 and full year 2003, as follows:

                                                    CONTRIBUTION         FINANCIAL
                                                        FROM              SERVICES
            Q3 2003                 S1 BASE         ZFS CONTRACT*         SEGMENT             EDIFY          CONSOLIDATED
            -------                 -------         -------------         -------        ---------------   ---------------
Revenue (in millions)               $39-$41              $8               $47-$49             $7-$8             $54-$56
Total expenses (in millions)        $54-$57               --              $54-$57          $10.5-$11.5          $64-$68
EPS                                                                  ($0.07) - ($0.10)   ($0.04)-($0.06)    ($0.13)-($0.17)
Shares Outstanding                                                                                            69.3 million


                      CONTRIBUTION FROM FINANCIAL SERVICES

                                                    CONTRIBUTION        FINANCIAL
                                                        FROM            SERVICES
FULL YEAR 2003                     S1 BASE          ZFS CONTRACT*       SEGMENT            EDIFY             CONSOLIDATED
--------------                     --------         -------------     -----------        ----------         --------------
Revenue (in millions)              $172-$178            $43              $215-$221           $29-$31           $241-$249
Total expenses (in millions)       $232-$236             $3              $235-$239           $58-$61           $291-$298
EPS                                                                   ($0.21)-($0.25)    ($0.42)-($0.44)    ($0.62)-($0.66)
Shares Outstanding                                                                                            69.3 million

Note: Segments include inter-segment revenue and expense of $0.5 million in Q3 and $2 million for the full year 2003.

* Represents a large customer contract that expires in Q4 2003.


CONFERENCE CALL INFORMATION

Company management will host a conference call to discuss second quarter results on Tuesday, August 5, 2003 at 4:30 p.m. EDT. Interested parties may access a live webcast of the call through the Company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the webcast will be available until August 19, 2003.

ABOUT S1

S1 (Nasdaq: SONE) is a leading global provider to approximately 4,000 banks, credit unions, insurance providers, and investment firms of enterprise software solutions that create one view of customers across multiple channels, applications and segments. S1's Enterprise software solutions uniquely combine customer interaction and financial transaction capabilities, resulting in a more compelling experience for the customers and a more profitable relationship for the financial institution. S1 is the only provider with the proven experience, breadth of products, and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

CONTACTS:

Nancy O'Donnell
VP of Investor Relations, S1 Corporation
404/923-6671
nancy.odonnell@s1.com

Sterling Hager, Inc. for S1 Corporation
Brian Gendron
617/926-6665 ext. 244
bgendron@sterlinghager.com

FINANCIAL STATEMENTS AND SUPPLEMENTAL FINANCIAL DATA

                               S1 CORPORATION AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                        (IN THOUSANDS)

                                                                    JUNE 30,          DECEMBER 31,
                                                                     2003                2002
                                                                  -----------         -----------
ASSETS
  Current assets:
        Cash and cash equivalents                                 $   127,433         $   127,842
        Short term investments                                         10,348              14,843
        Accounts receivable, net                                       56,185              54,815
        Other current assets                                           13,259              14,833
                                                                  -----------         -----------
                 Total current assets                                 207,225             212,333

Property and equipment, net                                            20,069              30,626

Goodwill and other intangible assets, net                             109,446             124,556

Other assets                                                            9,595               9,459
                                                                  -----------         -----------
                 Total assets                                     $   346,335         $   376,974
                                                                  ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
        Accounts payable and other accrued liabilities            $    47,158         $    49,471
        Deferred revenues                                              43,785              40,305
        Current portion of capital lease obligation                       801               1,693
                                                                  -----------         -----------
                 Total current liabilities                             91,744              91,469

Other liabilities                                                       9,798               5,744
                                                                  -----------         -----------
                 Total liabilities                                    101,542              97,213
                                                                  -----------         -----------

Stockholders' equity:
           Preferred stock                                             18,328              18,328
           Common stock                                                   714                 713
           Additional paid-in capital                               1,897,031           1,896,111
           Treasury stock                                             (10,000)             (9,250)
           Accumulated deficit                                     (1,659,237)         (1,623,545)
           Other comprehensive loss                                    (2,043)             (2,596)
                                                                  -----------         -----------
                 Total stockholders' equity                           244,793             279,761
                                                                  -----------         -----------
                 Total liabilities and stockholders' equity       $   346,335         $   376,974
                                                                  ===========         ===========

                         S1 CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                 6/30/2003      6/30/2002       6/30/2003      6/30/2002
                                                                 ---------      ---------       ----------     ---------
REVENUE:
     Software licenses                                           $ 14,185        $ 25,061        $  29,151        $  46,230
     Support and maintenance                                       14,575          14,503           30,017           29,545
     Professional services                                         23,044          24,861           46,322           49,679
     Data center                                                   14,970          10,569           26,731           21,677

     Other                                                            951             316            1,166              749
                                                                 --------        --------        ---------        ---------
           Total revenue                                           67,725          75,310          133,387          147,880
                                                                 --------        --------        ---------        ---------
DIRECT COSTS:
     Software licenses                                              1,014           1,545            1,858            2,758
     Professional services, support and maintenance                22,997          23,703           48,389           46,233
     Data center                                                    6,664           5,840           13,390           11,302
     Other                                                            858             302            1,014              582
                                                                 --------        --------        ---------        ---------
           Total direct costs                                      31,533          31,390           64,651           60,875
                                                                 --------        --------        ---------        ---------
           Gross margin                                            36,192          43,920           68,736           87,005
                                                                 --------        --------        ---------        ---------
OPERATING EXPENSES:
     Selling and marketing                                         10,124          15,495           21,654           29,457
     Product development                                           10,268          14,059           22,573           27,777
     General and administrative                                     7,803          10,286           17,030           20,329
     Depreciation and amortization                                  4,775           5,944           10,510           11,987
     Merger related and restructuring costs                         8,418              --           16,512            2,022
     Acquired in-process research and development                      --              --               --              350
     Amortization and impairment of acquisition intangibles           716           4,964           15,785            9,696
                                                                 --------        --------        ---------        ---------
           Total operating expenses                                42,104          50,748          104,064          101,618
                                                                 --------        --------        ---------        ---------
Operating loss                                                     (5,912)         (6,828)         (35,328)         (14,613)

Interest, investment and other (expense) income                      (491)            643             (245)           1,278

Income tax benefit (expense)                                           --             538             (119)             982
                                                                 --------        --------        ---------        ---------
NET LOSS                                                         $ (6,403)       $ (5,647)       $ (35,692)       $ (12,353)
                                                                 ========        ========        =========        =========
NET LOSS - BASIC                                                 $  (0.09)       $  (0.08)       $   (0.52)       $   (0.19)
                                                                 ========        ========        =========        =========
Weighted average common shares outstanding - basic                 69,349          68,718           69,299           65,449

 GROSS MARGIN:
     Software licenses                                                 93%             94%              94%              94%
     Professional services, support and maintenance                    39%             40%              37%              42%
     Data center                                                       55%             45%              50%              48%
     Other                                                             10%              4%              13%              22%
                                                                      ----            ----             ----             ----
           Total gross margin                                          53%             58%              52%              59%
                                                                      ====            ====             ====             ====

                         S1 CORPORATION AND SUBSIDIARIES
                       STATEMENT OF OPERATIONS BY SEGMENT
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003

                                                    FINANCIAL INSTITUTIONS
                                                    ----------------------
                                                      S1 BASE        ZFS
                                                     BUSINESS      CONTRACT       EDIFY       ELIMINATIONS      TOTAL
                                                     --------      --------      --------     ------------     --------
REVENUE:
Software licenses                                    $  4,260       $ 8,176      $  1,831       $    (82)      $ 14,185
     Support and maintenance                           11,419            --         3,574           (418)        14,575
     Professional services                             21,662            --         1,438            (56)        23,044
     Data center                                        9,088         5,882            --             --         14,970
     Other                                                951            --            --             --            951
                                                     --------       -------      --------       --------       --------
           Total revenue                               47,380        14,058         6,843           (556)        67,725
                                                     --------       -------      --------       --------       --------
DIRECT COSTS:
     Software licenses                                    260            --           836            (82)         1,014
     Professional services, support and
      maintenance                                      19,728            --         3,743           (474)        22,997
     Data center                                        5,807           857            --                         6,664
     Other                                                858            --            --                           858
                                                     --------       -------      --------       --------       --------
           Total direct costs                          26,653           857         4,579           (556)        31,533
                                                     --------       -------      --------       --------       --------
           Gross margin                                20,727        13,201         2,264             --         36,192
                                                     --------       -------      --------       --------       --------
OPERATING EXPENSES:
     Selling and marketing                              7,527            --         2,597             --         10,124
     Product development                                8,792            --         1,476             --         10,268
     General and administrative                         6,777            --         1,026             --          7,803
     Depreciation and amortization                      4,223           359           193             --          4,775
     Merger related and restructuring costs             6,197            --         2,221             --          8,418
     Amortization and impairment of acquisition
      intangibles                                         641            --            75             --            716
                                                     --------       -------      --------       --------       --------
           Total operating expenses                    34,157           359         7,588             --         42,104
                                                     --------       -------      --------       --------       --------
Operating (loss) income                               (13,430)       12,842        (5,324)            --         (5,912)
Interest, investment and other income
 (expense), net                                          (434)           --           (57)            --           (491)
Income tax (expense) benefit                              (93)           --            93             --             --
                                                     --------       -------      --------       --------       --------
NET (LOSS) INCOME                                    $(13,957)      $12,842      $ (5,288)      $     --       $ (6,403)
                                                     ========       =======      ========       ========       ========
NET (LOSS) INCOME - BASIC                            $  (0.20)      $  0.19      $  (0.08)      $     --       $  (0.09)
                                                     ========       =======      ========       ========       ========
Weighted average common shares
 outstanding - basic                                   69,349        69,349        69,349         69,349         69,349